                                                                   EXHIBIT 10.11


                 SIXTH AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT

      THIS SIXTH AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT ("Agreement") is made and entered into effective April 14, 2004, (the "Effective Date") by and between AmSouth Bank (hereinafter referred to as "AmSouth"), TBA Entertainment Corporation, a Delaware corporation (herein referred to as "TBA"), and its wholly-owned subsidiaries, TBA Entertainment Group Nashville, Inc., a Tennessee corporation ("TBAN"), TBA Entertainment Group Chicago, Inc., a Delaware corporation ("TBAC"), TBA Entertainment Group Phoenix, Inc., an Arizona corporation ("TBAP"), TBA Entertainment Holding Corporation, a Delaware corporation ("TBAH"), Titley Spalding & Associates, LLC, a Tennessee limited liability company ("TS&A"), TKS Marketing, Inc., a Tennessee corporation ("TKS"), Mike Atkins Management, Inc., a Tennessee corporation ("Atkins"), Romeo Entertainment Group, Inc., a Nebraska corporation ("Romeo"), EJD Concert Services, Inc., an Oregon corporation ("EJD"), Moore Entertainment, Inc., a Tennessee corporation ("Moore"), TBA Merchandising, Inc., an Indiana corporation ("TBAM"), and Alliance Artists, Ltd., a Georgia corporation ("Alliance") (TBAN, TBAC, TBAP, TBAH, TS&A, TKS, Atkins, Romeo, EJD, Moore, TBAM and Alliance being sometimes referred to herein individually as a "Guarantor" and, when referring to two or more, as "Guarantors," and TBA and all of its Guarantors being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below),

                              W I T N E S S E T H:

      WHEREAS, pursuant to the terms of a Loan and Security Agreement dated as of October 10, 2001 (the Loan and Security Agreement dated as of October 10, 2001, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, all as defined herein, and this Sixth Amendment, as further amended, modified, and extended is referred to herein as the "Loan Agreement"), AmSouth agreed to provide to TBA the loans described therein, to consist of a revolving line of credit and a non-revolving term loan; and

      WHEREAS, on or about October 10, 2001, the transaction contemplated by the Loan Agreement was closed, and incident thereto, among other things,

      (a) TBA executed and delivered to AmSouth that certain Line of Credit Promissory Note dated October 10, 2001, in the original principal amount of Three Million Dollars ($3,000,000.00), and maturing June 30, 2003 (the Line of Credit Promissory Note dated October 10, 2001, as amended by that Renewal Line of Credit Promissory Note dated April 10, 2003, as amended by that Replacement and Extended Line of Credit Promissory Note executed by TBA of even date herewith, as further amended, modified, and extended, is referred to herein as the "Working Capital Note");

      (b) TBA executed and delivered to AmSouth that certain Term Promissory Note dated October 10, 2001, in the original principal amount of One Million Fifty

            Thousand Dollars ($1,050,000.00), and maturing September 30, 2003 (the "Term Note"), which Term Note has been paid in full;

      (c) The Guarantors executed and delivered their Guaranty and Suretyship Agreement dated as of October 10, 2001 (the "Guaranty") in favor of AmSouth;

      WHEREAS, Debtors subsequently represented to AmSouth that because of their financial conditions, they were unable to pay the full amount of their liability for the indebtedness arising under the Working Capital Note and the Term Note, and the parties entered into a Waiver, Modification and Security Agreement dated as of April 10, 2002 as amended (the "Waiver Agreement") in order to induce AmSouth to forbear from exercising its remedies following default;

      WHEREAS, in order to accommodate the agreement between AmSouth and Debtors pursuant to the Waiver Agreement, the parties executed the First Amendment to Loan Documents and Agreement dated as of May 2, 2002 (the "First Amendment"), incident to which First Amendment the Debtors executed, among other things, a $500,000.00 Note payable to AmSouth (the "New Senior Loan"), which New Senior Loan has been paid in full;

      WHEREAS, Debtors subsequently represented to AmSouth that because of their financial conditions, they were unable to pay the full amount of their liability for the indebtedness arising under the Working Capital Note, and the parties entered into a Second Amendment to Loan Documents and Agreement dated effective April 10, 2003 (the "Second Amendment") in order to induce AmSouth to forbear from exercising its remedies following default;

      WHEREAS, pursuant to the terms of the Second Amendment, the Debtors executed a Renewal Line of Credit Promissory Note dated April 10, 2003 in the principal amount of $3,000,000.00, pursuant to which the Debtors agreed to make monthly payments of principal and interest to AmSouth until the extended maturity date of April 30, 2004 (the "Maturity Date"), and TBA issued to AmSouth two (2) warrants to purchase Common Stock of TBA (the "Warrants");

      WHEREAS, Debtors subsequently represented to AmSouth that because of their financial conditions, they were unable to pay the full amount of the Indebtedness (defined below) arising under the Working Capital Note, and the parties entered into a Third Amendment to Loan Documents and Agreement dated effective November 14, 2003 (the "Third Amendment") in order to induce AmSouth to forbear from exercising its remedies upon default and to provide for the restructure of payments due under the Working Capital Note;

      WHEREAS, Debtors and AmSouth subsequently executed a Fourth Amendment to Loan Documents and Agreement dated January 30, 2004 (the "Fourth Amendment"), pursuant to which the parties agreed, among other things, to increase the principal payments due under the Working Capital Note and to modify the Maturity Date, and a Fifth Amendment to Loan Documents and Agreement dated March 31, 2004 (the "Fifth Amendment") pursuant to which the parties agreed, among other things, to extend the Maturity Date of the Working Capital Note to April 14, 2004.

      WHEREAS, as of April 14, 2004, TBA is indebted to AmSouth under the Working Capital Note, and all extensions and amendments thereto, in the principal amount of $2,560,122.13, plus accrued interest, late fees, costs and attorneys' fees;

      WHEREAS, AmSouth shall not make any more advances to TBA pursuant to the Working Capital Note;

      WHEREAS, the indebtedness evidenced and secured by the Working Capital Note, the Loan Agreement, the Guaranty, the Waiver Agreement, and all amendments thereto, and all other documents evidencing, securing, or relating to all transactions referred to herein (herein referred to collectively as the "Loan Documents"), including accrued costs, late fees, attorneys' fees and interest, is herein referred to collectively as the "Indebtedness";

      WHEREAS, the Indebtedness is fully enforceable and is not subject to any defense or counterclaim, or any claim of setoff or recoupment;

      WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness;

      WHEREAS, the Debtors have represented to AmSouth that they have executed a Merger Agreement dated April 8, 2004 by and among TBA, TBA Holdings, LLC, an entity controlled by Irving Azoff, Robert Geddes and JHW Greentree Capital, L.P. ("Purchaser"), and TBA Merger Sub, Inc., a wholly owned subsidiary of Purchaser (the "Merger Agreement"), pursuant to which Merger Agreement the Purchaser, on the date of Closing, as defined in the Merger Agreement, (a duly executed copy of which has been provided to AmSouth, prior to execution of this Sixth Amendment), shall acquire all of the capital stock of TBA ;

      WHEREAS, the parties hereto discussed a Forbearance Term Sheet issued in April 2004 and AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth;

      WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction and that each of the other parties has acted in good faith in the making of this Agreement;

      WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Agreement, unless the context clearly indicates otherwise;

      WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

      WHEREAS, the parties have agreed to modify the Indebtedness, and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtors), of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

      1. In regard to the Working Capital Note, the parties agree that Section
2.1 of the Loan Agreement is deleted and the following is substituted instead:

            2.1 The Working Capital Note.

            (a) In place of the Renewal Line of Credit Promissory Note, which replaced the original October 10, 2001 Line of Credit Promissory Note, which Working Capital Note is presently in default, TBA shall execute and deliver to AmSouth a Replacement and Extended Line of Credit Promissory Note dated April 14, 2004 payable to AmSouth in the principal amount of $2,560,122.13, and in form and substance required by AmSouth (the "Replacement Promissory Note"), which shall be governed by the following terms:

                  (i) The Replacement Promissory Note shall mature on the
            earlier of March 31, 2005 (the "Maturity Date") or upon the occurrence of a Termination Event, as defined in Section 11 of this Agreement.

                  (ii) Interest shall continue to accrue, from and after April 1, 2004, at the annual rate equal to the interest rate designated from time to time by Bank as its "Prime Rate," which rate shall be adjusted on each day that said Prime Rate changes, plus one percent (1.00%). After maturity or default, interest shall accrue at a default rate equal to the lesser of AmSouth's Prime Rate plus four percentage points (4%) or the highest lawful rate then in effect pursuant to applicable law.

                  (iii) TBA shall make monthly payments of principal and
            interest payable as follows:

                        (aa) Commencing on the thirtieth (30th) day of April,
                  2004, and on the like day of each succeeding month thereafter until final maturity, monthly payments of interest only shall be due and payable.

                        (bb) Commencing on the thirtieth (30th) day of June,
                  2004, and on the like day of each succeeding month until final maturity, monthly payments of principal in the amount of $55,000.00 shall be due and payable. In addition to the monthly payments of principal due pursuant to this paragraph, in the event that, in any quarter during the term of the Note, Borrower's actual EBITDA exceeds Quarterly EBITDA Projections, as defined below, for Borrower's quarters ending June 30, 2004, September 30,

                  2004 and December 31, 2004, then prepaid principal payments equal to sixty percent (60%) of the total amount that Borrower's actual EBITDA exceeds Quarterly EBITDA Projections shall be due and payable. Such mandatory principal prepayments shall be due and payable on the following dates: August 13, 2004, as to the quarter ending June 30, 2004; November 12, 2004, as to the quarter ending September 30, 2004 and February 15, 2005 as to the quarter ending December 31, 2004. "Quarterly EBITDA Projections" are as follows: $349,949.00 for quarter ending June 30, 2004; $1,654,482.00 for quarter ending September 30, 2004; and $18,372.00 for quarter ending December 31, 2004.

                        (cc) The entire unpaid principal and all accrued
                  interest and other charges shall be due and payable on March 31, 2005 (the "Maturity Date").

            (b) Section 1 of the Loan Agreement is hereby amended as follows:
      "Notes" means the Working Capital Note, as defined in this Sixth Amendment, and all further modifications, extensions, and amendments to the Working Capital Note. "Loan Documents" means the Working Capital Note, as defined in this Sixth Amendment, the Loan Agreement, the Guaranty, the Waiver Agreement and all amendments thereto, and all other documents evidencing, securing, or relating to all transactions referred to herein.

            (c) Section 2.2 of the Loan Agreement is hereby deleted. Section 2.3 of the Loan Agreement is modified to state that Debtors shall pay to AmSouth a nonrefundable extension fee in the amount of $24,000.00 due on April 14, 2004.

            (d) Sections 2.4, 2.5, 2.6 and 2.7 of the Loan Agreement are hereby deleted.

            (e) Section 3.2 of the Loan Agreement is hereby deleted and the following is substituted instead:

                  3.2 Requirements for Subsequent Advances. There shall be no additional sums advanced under the Working Capital Note.

      2. The Debtors hereby warrant, represent and affirm to AmSouth that all of the representations and warranties set forth in Section 5 of the Loan Agreement (except for Sections 5.6 and 5.14 as same pertain to the two (2) lawsuits referenced in Section 6 of this Sixth Amendment) as amended and expanded pursuant to the First Amendment, and as amended and expanded pursuant to Section 4 of the Second Amendment are correct as of the Effective Date and that all of the statements contained in the preamble to this Agreement are true and accurate. All representations and warranties made by Debtors to AmSouth under the Loan Documents and this Agreement and all other agreements entered into by the parties subsequent to this Agreement shall remain true and correct throughout the term of this Agreement.

      3. The Debtors do hereby affirm all covenants set forth in Section 6 of the Loan Agreement, as amended, and the additional affirmative covenants set forth in Section 3 (a) through (d) of the Second Amendment, except that the parties do further hereby amend Section 6 of the Loan Agreement by deleting Section 6.9 in its entirety and by substituting the following language in its stead:

            6.9 Payment of Funded Debt. During the term of this Agreement, the Debtors are hereby prohibited from making any payments of principal toward any Funded Debt (whether direct or indirect, including Guarantee Obligations), due any Person, without first obtaining the prior written consent of AmSouth. However, Debtors are permitted to make all scheduled debt payments arising under certain seller notes as itemized in Exhibit A (the "Seller Notes") attached hereto and paid in accordance with payment amounts for the Seller Notes appearing on the TBA 2004 Cash Flow Projections attached hereto as Exhibit B. During the term of this Agreement, the Debtors are hereby prohibited from making any additional payments of principal which exceed the principal payment amounts as shown on Exhibit B toward the Seller Notes, without first obtaining the prior written consent of AmSouth.

      Additionally, Debtors expressly acknowledge that they are presently in default of the covenants set forth in Section 6.13 of the Loan Agreement, as amended, and in Section 3 (e) of the Second Amendment, and in Section 2 of the Third Amendment and Fourth Amendment. Provided that there is no other default hereunder, and provided further that Debtors covenant that TBA will achieve at least eighty-five percent (85%) of projected year to date EBITDA, as set forth on Exhibit B to this Amendment, tested quarterly, AmSouth temporarily waives such default under Section 6.13 of the Loan Agreement, Section 3 (e) of the Second Amendment and in Sections 2 of the Third Amendment and Fourth Amendment, all as amended herein. Accordingly, the Debtors expressly covenant that TBA will achieve at least eighty-five percent (85%) of projected year to date EBITDA, as set forth on Exhibit B to this Amendment, projected quarterly.

      4. In regard to the issuance of the Warrants, TBA and all Debtors acknowledge and agree that the Warrants remain in full force and effect in accordance with the terms of the Warrants, and Debtors expressly affirm the additional affirmative covenants regarding the Warrants as set forth in Section 3(f) of the Second Amendment. Additionally, at the Closing as defined in Merger Agreement, AmSouth will surrender, cancel and return to TBA the TBA Entertainment Corporation Warrant to Purchase Common Stock, Number of Shares 177,645, issued on April 10, 2003 (the "Market Warrant") without payment to AmSouth thereunder. Additionally, at the Closing as defined in the Merger Agreement, TBA will pay to AmSouth in satisfaction of the TBA Entertainment Corporation Warrant to Purchase Common Stock, Number of Shares to be Determined, issued on April 10, 2003 (the "Penny Warrant"), the amount determined under
Section 2.05 of the Merger Agreement (which amount the Debtors represent shall be approximately Eighty-Two Thousand Five Hundred and No/100 ($82,500.00). Upon receipt of such sum AmSouth will surrender and return to TBA the Penny Warrant for cancellation. The representation of Debtors hereunder shall survive the term of this Sixth Amendment.

      5. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than ten (10) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.

      6. The negative covenants set forth in Sections numbered 7.1, 7.2, and 7.4 as same appear in Section 7 of the Loan Agreement, and Section numbered 1 (l) of the First Amendment are hereby deleted and the following negative covenants are inserted instead:

                  7.1 Merger, Reorganization or Acquisition. AmSouth acknowledges that it has received a copy of the fully executed Merger Agreement and consents to all actions by Debtors as set forth therein. However, neither TBA nor any other Debtor shall agree to modify the terms of the Merger Agreement in any way whatsoever, without first obtaining the prior written consent of AmSouth which may be withheld in AmSouth's sole discretion. Furthermore, during the term of this Agreement, neither TBA nor any Debtor shall enter into any other merger, consolidation, reorganization or recapitalization or engage in any Acquisition (as defined in the Loan Agreement) whatsoever.

                  7.2 Sale of Assets. Except for the transactions contemplated by the Merger Agreement, neither TBA nor any other Debtor, other than TBAM will sell, transfer, lease or otherwise dispose of all or any material part of its assets; provided, however, TBA and Guarantors may, in the ordinary course of business, replace damaged, obsolete or worn equipment with equipment of similar value and use and TBAM may sell all or any portion of its assets, in which event AmSouth agrees to release TBAM from the Guaranty and this Agreement and release any security interests it has with respect to any assets of TBAM, upon consummation of any such TBAM sale.

            7.4 Debts and Other Obligations. Neither TBA nor any Debtor will incur, create or assume, or permit to exist any Funded Debt, or any additional debt, except for trade debt incurred in the ordinary course of business.

      Sections numbered 7.3, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13,
7.14, 7.15, and 7.16 as same appear in Section 7 of the Loan Agreement, as amended pursuant to the terms of the First Amendment, and as confirmed in
Section 5 of the Second Amendment, in Section 6 of the Third Amendment and in Sections 3 of the Fourth and Fifth Amendments shall continue in full force and effect and all statements and covenants as set forth therein are affirmed by Debtors and shall remain true and correct throughout the term of this Agreement.

      In addition to the Negative Covenants set forth in Section 7 of the Loan Agreement, as amended, the parties further amend Section 7 to include the following additional negative covenants:

            7.17. Change of Management. During the term of this Agreement, there shall be no change of management of any Debtor.

            7.18 Additional Defaults. During the term of this Agreement, Debtors shall not be in default of any of their obligations to any other person or entity, if the effect of such default would, in AmSouth's sole discretion, impair AmSouth's position or any Debtors' ability to operate.

            7.19 Lawsuits. During the term of this Agreement, there shall be no lawsuit filed by any owner or holder of a debt, except for (i) the case styled Pamela Furmanek v. TBA Entertainment Corporation, No. 03 L 10196, Circuit Court of Cook County, Illinois, in which judgment has been obtained and TBA is presently satisfying pursuant to the terms of the Fourth Amendment; and (ii) the case styled Richard S. Smith ("Smith") v. TBA Entertainment Corporation, Circuit Court of Cook County, Illinois, in which Debtors expressly represent to AmSouth, that Smith has expressly agreed with TBA to modify and extend the debt owed to him under said Note until March 31, 2005, pursuant to the terms of a Letter to Mr. Richard S. Smith from Thomas Jackson Weaver III dated March 30, 2004, a copy of which Letter is attached hereto as Exhibit C.

      7. All indebtedness and obligations now or hereafter owing to AmSouth by TBA or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Working Capital Note, shall be guaranteed by all of Debtors. The Guaranty shall continue in full force and effect and the Debtors hereby ratify and reaffirm all of the terms and conditions set forth in the Loan Documents on which they are signatories. The Debtors and Guarantors hereby consent to the terms and conditions of this Agreement and reaffirm and agree that their obligations as co-makers and/or guarantors with respect to the Existing Indebtedness continue and extend to the Working Capital Note, as amended hereunder, and to all future renewals, extensions, replacements, amendments and modifications thereof.

      8. The Debtors reaffirm that all property, rights and interest of any, some or all of Debtors which now or hereafter serve as collateral security for any of the Indebtedness, shall hereafter secure all indebtedness and obligations now or hereafter owing by TBA, or any other of the Debtors to AmSouth, whether now existing or hereafter arising, including but not limited to the Indebtedness, and all renewals, extensions, replacements and modifications thereof, in accordance with Section 6 of the Second Amendment.

      9. A default in any of the Loan Documents, this Agreement, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth.

      10. The following events shall each be considered a "Termination Event" under the terms of this Agreement:

            (a) March 31, 2005.

            (b) Debtors, or any of them, except that TBAM is expressly excluded from this provision, become a debtor in bankruptcy by means of either a voluntary or involuntary petition.

            (c) Any kind of receivership or insolvency proceeding is commenced by or against Debtors, except TBAM.

            (d) The Closing, as defined in the Merger Agreement, occurs.

            (e) A Change of Control, as defined in the Loan Agreement, occurs.

            (f) A default by any of the Debtors of any of the representation, warranties, covenant or obligation set forth herein.

      11. The Debtors acknowledge and agree (a) that all current and future subsidiary corporations, limited liability companies and other entities of any of Debtors shall execute and deliver Guaranty and Suretyship Agreements guaranteeing all indebtedness and obligations, whether now existing or hereafter arising, of any, some, or all of Debtors, to AmSouth, immediately upon formation or acquisition of any future subsidiary, and (b) that the capital stock or other ownership interest in all future subsidiaries of any of Debtors shall be pledged and a security interest therein shall be granted, to AmSouth as security for all indebtedness, whether now existing or hereafter arising, of any, some or all of Debtors, to AmSouth, immediately upon formation or acquisition of any such subsidiary. Debtors shall give ten (10) days advance written notice to AmSouth of the creation of any future subsidiary, provided that in an emergency situation where advance notice cannot practicably be given, notice shall not be required provided AmSouth is given an immediate pledge and security interest in the ownership interest in the new entity and an immediate Guaranty and Suretyship Agreement by the entity as set forth herein.

      12. The Loan and Security Agreement, the First Amendment to Loan Documents and Agreement and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

      13. This Agreement shall not constitute a novation, discharge or satisfaction of any of the Loan Documents or any part thereof, and the Loan Documents shall remain in full force and effect subject only to AmSouth's agreement to forbear as set forth herein. Debtors hereby ratify and reaffirm all of the terms and conditions set forth in the Loan Documents on which they are signatories. The Guarantors hereby consent to the terms and conditions of this Agreement and reaffirm and agree that their obligations as co-makers and/or guarantors with respect to the Existing Indebtedness continue and extend to the Working Capital Note, as amended hereunder, and to all future renewals, extensions, replacements, amendments and modifications thereof.

      14. Debtors shall execute such further and additional instruments and documents, and take such further actions, as may be required by AmSouth or its counsel from time to time to further evidence, perfect or carry out the terms and provisions hereof. Debtor shall pay all costs and expenses of AmSouth incurred in connection with the documentation, perfection or implementation of the provisions hereof, including but not limited to attorney fees, filing fees,

UCC search and examination fees and out of pocket expenses. All such known expenses shall be paid immediately upon the execution hereof. Additional expenses shall be paid upon presentation of statements therefore by AmSouth. The representations, covenants, warranties and other provisions set forth in the Loan Documents made by any, some or all of Debtors, as amended hereby, shall continue in full force and effect and shall be fully enforceable in accordance with all of their terms.

      15. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth, or against the officers, directors, employees, representatives, agents, attorneys, accountants, or consultants of AmSouth of any kind whatsoever. Debtors hereby release AmSouth officers, directors, employees, representatives, agents, attorneys, accountants, and consultants of AmSouth from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

      16. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by an agreement in writing executed between the parties hereto except as such may be preempted by law or regulation of the United States of America governing the charging or receiving of interest. This Agreement shall be governed and interpreted under, and construed in accordance with, the internal substantive laws (and not the laws of conflicts) of the State of Tennessee. The parties hereto hereby grant exclusive jurisdiction to the federal District Court of the Middle District of Tennessee or the Chancery and Circuit Courts of the State of Tennessee, located in Davidson County to decide all claims, disputes, and other matters in question arising out of or relating to this Agreement or any documents related to or contemplated by this Agreement, the Loan Documents or the Renewal Promissory Note, or the breach thereof. This agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions. Time is of the essence of this Agreement, and all its provisions. This Agreement shall be binding upon the parties hereto, their successors and assigns. This Agreement may be executed in multiple counterparts, which when taken as a whole shall constitute a complete instrument. Facsimile signatures shall be effective as originals.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below, to be effective April 14, 2004.

Date: April 14, 2004                AMSOUTH BANK


                                    By:    /s/  Tim McCarthy
                                           -------------------
                                                Tim McCarthy,
                                                Vice President

Date: April 14, 2004                TBA ENTERTAINMENT CORPORATION,
                                    a Delaware corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TBA ENTERTAINMENT GROUP NASHVILLE, INC.,
                                    a Tennessee corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TBA ENTERTAINMENT GROUP CHICAGO, INC.,
                                    a Delaware corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TBA ENTERTAINMENT GROUP PHOENIX, INC.,
                                    an Arizona corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TBA ENTERTAINMENT HOLDING CORPORATION,
                                    a Delaware corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TITLEY SPALDING & ASSOCIATES, LLC,
                                    a Tennessee limited liability company


                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Authorized Manager

Date: April 14, 2004                TKS MARKETING, INC.,
                                    a Tennessee corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                MIKE ATKINS MANAGEMENT, INC.,
                                    a Tennessee corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                ROMEO ENTERTAINMENT GROUP, INC.,
                                    a Nebraska corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                EJD CONCERT SERVICES, INC.,
                                    an Oregon corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                MOORE ENTERTAINMENT, INC.,
                                    a Tennessee corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                TBA MERCHANDISING, INC.,
                                    an Indiana corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

Date: April 14, 2004                ALLIANCE ARTISTS, LTD.,
                                    a Georgia corporation

                                    By:     /s/ Thomas Jackson Weaver III
                                            --------------------------------

                                    Title: Chairman

                                    EXHIBIT A

                             (LIST OF SELLER NOTES)

Dallas Acquisition Notes

      Bob Cox

      Gary Larr

Chicago Acquisition Notes:

      Rich Perry

      Dick Smith

      Pam Furmanek

Atkins Acquisition Note

Titley- 99 Acquisition Note   (Required payments in April 2004 totaling
                              $105,000.00)

Titley-00 Acquisition Note

Titley- 01 Acquisition Note

Titley-03 Acquisition Note

TKS-99 Acquisition Note

TKS-00 Acquisition Note

TKS-01 Acquisition Note

Romeo Acquisition Note #1     *These need to be paid.

Romeo Acquisition Note #2

                                    EXHIBIT B

                              CASH FLOW PROJECTIONS

                                    EXHIBIT C

        COPY OF LETTER FROM MR. WEAVER TO MR. SMITH DATED MARCH 30, 2004



                                       16